UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 20, 2024

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-192634-03 (Commission File Number)	27-2812840 (I.R.S. Employer Identification No.)
3001 Deming Way
Middleton
,
Wisconsin
53562
(Address of principal executive offices)
(
608
)
275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Spectrum Brands Holdings, Inc. ☐
SB/RH Holdings, LLC ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Spectrum Brands Holdings, Inc. ☐
SB/RH Holdings, LLC ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 8.01 Other Events.
On May 20, 2024, Spectrum Brands Holdings, Inc. announced that Spectrum Brands, Inc., its indirect wholly-owned subsidiary has priced its previously announced offering of $300 million aggregate principal amount of 3.375% Exchangeable Notes due 2029 (the “Exchangeable Notes”). The offering price for the Exchangeable Notes was 100% of the principal amount thereof.
The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form
8-K,
which is incorporated herein by reference.
This Current Report on Form
8-K
and the press release attached hereto as Exhibit 99.1 do not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Exchangeable Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are being filed with this Current Report on Form
8-K.

Exhibit No.	Description

99.1	Press release announcing the pricing of the exchangeable notes offering, dated May 20, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 21, 2024

SPECTRUM BRANDS HOLDINGS, INC.

By:	/a/ Jeremy W. Smeltser
	Name:	Jeremy W. Smeltser
	Title:	Executive Vice President and Chief Financial Officer

SB/RH HOLDINGS, INC.

By:	/s/ Jeremy W. Smeltser
	Name:	Jeremy W. Smeltser
	Title:	Executive Vice President and Chief Financial Officer